Exhibit 99
Accenture Names Leo Framil as Chief Executive Officer – Growth Markets
Gianfranco Casati to Become Chairman – Growth Markets

Rodolfo Eschenbach Succeeds Framil as Market Unit Lead for Latin America

NEW YORK; July 14, 2022 ‒ Accenture (NYSE: ACN) today announced Leo Framil as chief executive officer – Growth Markets, effective September 1, 2022, succeeding Gianfranco Casati, who will become chairman – Growth Markets. In his new role, Framil will have management responsibility for all industries and services across Accenture’s business in Asia Pacific, Africa, the Middle East and Latin America.

Framil previously served as market unit lead for Latin America and has more than 30 years of consulting experience, working with major financial institutions in Latin America in banking, insurance and capital markets. Under Framil’s leadership since 2016, Accenture made eight regional acquisitions in Latin America and increased the number of people in the region by 75%. Framil has served as a member of the board for the American Chamber of Commerce for Brazil, United Way Brazil, Instituto Ayrton Senna and Gerando Falcões, among others. Throughout his career, Framil has demonstrated a strong commitment to Accenture people and championed diversity, inclusion and equality. He is a member of the company’s Global Management Committee.

“Everyone who works with Leo knows how passionately he cares about our business, our people and our communities,” said Julie Sweet, chair and CEO, Accenture. “He leads the way with his commitment to clients and his dedication to helping address social issues, always looking ahead to see what more he can do to create 360° Value for all our stakeholders.”

Gianfranco Casati, who has led Accenture’s Growth Markets since 2014, is stepping down as chief executive officer and member of the Global Management Committee as of September 1. He will become chairman – Growth Markets, continuing to serve clients and working closely with account teams. During his tenure, the size of the Growth Markets business doubled. Throughout his outstanding career at Accenture, Casati has served in a range of market, industry and client leadership roles, demonstrated an unwavering commitment to inclusion and diversity, and has been an extraordinary developer of leaders. Accenture recently was named a ‘2022 Great Place to Work’ in Argentina, Brazil, Greater China, India, Japan, Mexico and the Philippines. Casati also supported B20 Indonesia in the role of co-chair for the Energy, Sustainability and Climate Task Force.

“Gianfranco has been a force in our business for nearly four decades and a role model for how to care for our people and clients,” said Sweet. “With his deep understanding of our business and connections across every area of our company, he led the design, creation and implementation of our growth model – making an enduring contribution and lasting imprint on Accenture.”

Rodolfo Eschenbach has been named as market unit lead for Latin America, succeeding Framil in the role, and will join the Global Management Committee. Eschenbach has served as Strategy & Consulting lead for Latin America since March 2020 and brings deep industry and functional skills, strong client relationships, and a track record of digital transformation to his new role. Previously, he helped establish Accenture as an early digital leader, which included making key acquisitions and hiring senior talent, and led Accenture’s Resources business in the region. Eschenbach personally demonstrates his strong commitment to inclusion, diversity and equity, to developing Accenture people, and to serving local communities.
Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These risks include, without limitation, risks that: Accenture’s results of operations have been, and may in the future be, adversely affected by volatile, negative or uncertain economic and political conditions, including the invasion of Ukraine by Russia, the related sanctions and other measures that have been and continue to be imposed in response to this conflict, as well as the current inflationary environment, and the effects of these conditions on the company’s clients’ businesses and levels of business activity; Accenture faces legal, reputational and financial risks from any failure to protect client and/or company data from security incidents or cyberattacks; Accenture’s business depends on generating and maintaining ongoing, profitable client demand for the company’s services and solutions including through the adaptation and expansion of its services and solutions in response to ongoing changes in technology and offerings, and a significant reduction in such demand or an inability to respond to the evolving technological environment could materially affect the company’s results of operations; if Accenture is unable to match people and skills with client demand around the world and attract and retain professionals with strong leadership skills, the company’s business, the utilization rate of the company’s professionals and the company’s results of operations may be materially adversely affected; the COVID-19 pandemic has impacted Accenture’s business and operations, and the extent to which it will continue to do so and its impact on the company’s future financial results are uncertain; the markets in which Accenture operates are highly competitive, and Accenture might not be able to compete effectively; Accenture’s ability to attract and retain business and employees may depend on its reputation in the marketplace; if Accenture does not successfully manage and develop its relationships with key alliance partners or fails to anticipate and establish new alliances in new technologies, the company’s results of operations could be adversely affected; Accenture’s profitability could materially suffer if the company is unable to obtain favorable pricing for its services and solutions, if the company is unable to remain competitive, if its cost-management strategies are unsuccessful or if it experiences delivery inefficiencies or fail to satisfy certain agreed-upon targets or specific service levels; changes in Accenture’s level of taxes, as well as audits, investigations and tax proceedings, or changes in tax laws or in their interpretation or enforcement, could have a material adverse effect on the company’s effective tax rate, results of operations, cash flows and financial condition; Accenture’s results of operations could be materially adversely affected by fluctuations in foreign currency exchange rates; changes to accounting standards or in the estimates and assumptions Accenture makes in connection with the preparation of its consolidated financial statements could adversely affect its financial results; Accenture might be unable to access additional capital on favorable terms or at all and if the company raises equity capital, it may dilute its shareholders’ ownership interest in the company; as a result of Accenture’s geographically diverse operations and its growth strategy to continue to expand in its key markets around the world, the company is more susceptible to certain risks; if Accenture is unable to manage the organizational challenges associated with its size, the company might be unable to achieve its business objectives; Accenture might not be successful at acquiring, investing in or integrating businesses, entering into joint ventures or divesting businesses; Accenture’s business could be materially adversely affected if the company incurs legal liability; Accenture’s global operations expose the company to numerous and sometimes conflicting legal and regulatory requirements; Accenture’s work with government clients exposes the company to additional risks inherent in the government contracting environment; if Accenture is unable to protect or enforce its intellectual property rights or if Accenture’s services or solutions infringe upon the intellectual property rights of others or the company loses its ability to utilize the intellectual property of others, its business could be adversely affected; Accenture’s results of operations and share price could be adversely affected if it is unable to maintain effective internal controls; Accenture may be subject to criticism and negative publicity related to its incorporation in Ireland; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in Accenture plc’s most recent Annual Report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

About Accenture
Accenture is a global professional services company with leading capabilities in digital, cloud and security. Combining unmatched experience and specialized skills across more than 40 industries, we offer Strategy and Consulting, Technology and Operations services and Accenture Song — all powered by the world’s largest network of Advanced Technology and Intelligent Operations centers. Our 710,000 people deliver on the promise of technology and human ingenuity every day, serving clients in more than 120 countries. We embrace the power of change to create value and shared success for our clients, people, shareholders, partners and communities. Visit us at accenture.com.
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Accenture
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Accenture
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